Warranty Liability	12 Months Ended
Mar. 31, 2026
Warranty Liability [Abstract]
Warranty Liability [Text Block]

22. Warranty Liability

The Company provides its customers with a warranty on its vehicles with specific coverage for brake systems, lower-level components, fleet defect provisions and battery-related components. The majority of warranties cover a period of five years, with some variation depending on the contract. Management estimates the related provision for future warranty claims based on historical warranty claim information as well as recent trends that might suggest past cost information may differ from future claims.

This assessment relies on estimates and assumptions about expenditures on future warranty claims. Actual warranty disbursements are inherently uncertain, and differences may impact cash expenditures on these claims. It is expected that the Company will incur approximately $800,000 in warranty costs within the next twelve months, with disbursements for the remaining warranty liability incurred after this date.

An accrual for expected future warranty expenditures is recognized in the period when the revenue is recognized from the associated vehicle sale and is expensed in product development costs in the Company's sales, general and administrative costs. Assuming revenue in each year remains unchanged, an increase or decrease of 5% to the warranty provision would have a corresponding increase or decrease of product development costs of approximately $18,000 for the year ended March 31, 2026 (2025 - $36,000).

	March 31, 2026	March 31, 2025

Opening balance	$2,565,429	$2,499,890
Warranty additions	364,710	714,956
Warranty disbursements	(409,847)	(649,092)
Foreign exchange translation	167	(325)
Total	$2,520,459	$2,565,429

Current portion	$817,482	$816,326
Long term portion	1,702,977	1,749,103
Total	$2,520,459	$2,565,429